SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                            BEDFORD BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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



                      [BEDFORD BANCSHARES, INC. LETTERHEAD]









December 23, 2002


Dear Stockholder:

         On  behalf  of  the  Board  of  Directors  and  management  of  Bedford
Bancshares, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on Wednesday, January 22, 2003, at 2:00 p.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions you may have. A representative of BDO Seidman, LLP, certified public accountants, will also be present to respond to any questions you may have.

         You will be asked to elect three directors and to ratify the appointment of BDO Seidman, LLP, as the Company's independent public accountants for the fiscal year ending September 30, 2003. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.



                                          Sincerely,


                                          /s/Harold K. Neal
                                          --------------------------------------
                                          Harold K. Neal
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 2003
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Bedford Bancshares, Inc. (the "Company"), will be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on Wednesday, January 22, 2003, at 2:00 p.m., local time, for the following purposes:

1.   To elect three directors; and

2. To ratify the appointment of BDO Seidman, LLP, as independent public accountants of the Company for the fiscal year ending September 30, 2003;

all as set forth in the proxy statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors has set the close of business on December 4, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         A copy of the Company's Annual Report for the year ended September 30, 2002 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Nancy T. Snyder
                                              ----------------------------------
                                              Nancy T. Snyder
                                              Corporate Secretary
Bedford, Virginia
December 23, 2002




--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of Bedford Bancshares, Inc. (the "Company") on or about December 20, 2002 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on Wednesday, January 22, 2003, at 2:00 p.m., local time.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1; (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Nancy T. Snyder, at 125 W. Main Street, Bedford, Virginia 24523) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 4, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,011,953 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent public accountants as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non- Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                           Percent of Shares of
                                                   Amount and Nature of        Common Stock
Name and Address of Beneficial Owner               Beneficial Ownership       Outstanding(%)
------------------------------------               --------------------       --------------
Bedford Federal Savings Bank
Employee Stock Ownership Plan Trust ("ESOP")
125 W. Main Street
Bedford, Virginia 24523                                 139,098 (1)                6.9

Harold K. Neal
125 W. Main Street
Bedford, Virginia 24523                                 121,642 (2)                5.9

-----------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of total gross compensation as the ESOP debt is repaid. The Board of Directors has appointed directors Bond, Cooper, Garrett, and Putney to serve on the ESOP Committee

(Footnotes continued on next page)
     the "ESOP Committee") and to serve as ESOP trustees (the "ESOP Trustees"). The Board of Directors also appointed Mr. Neal and Ms. Snyder to serve on the ESOP Committee. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received are voted by the ESOP Trustees as directed by the ESOP Committee. As of the record date, 130,666 shares have been allocated under the ESOP to participant accounts.
(2)  "See Proposal 1 - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2002 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of Bedford Federal Savings Bank (the "Savings Bank"). Three directors will be elected at the Meeting.

         Jennie T. Allman, George N. Cooper, and William P. Pickett have been nominated by the Board of Directors for a term of three years (the "Nominees"). The Nominees currently serve as directors of the Company. The Nominees will serve for their respective terms or until his or her successor has been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced. Beneficial ownership of directors and executive officers of the Company, as a group, is also shown in this table.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting.

                                                                                       Common Stock
                                                Year First        Current           Beneficially Owned
                                                Elected or        Term to                 As of           Percent of
Name                              Age(1)       Appointed(2)       Expire           December 4, 2002(3)    Class (%)
----                              ------       ------------       ------           -------------------    ---------
Board Nominees for Term to Expire in 2006
Jennie T. Allman                    57             2000             2003                    400                *
George N. Cooper                    74             1988             2003                 41,074(4)            2.0
William P. Pickett                  69             1986             2003                 46,292               2.3

Directors Continuing In Office
Hugh H. Bond                        70             1963             2004                 29,908(4)            1.5
William T. Powell                   71             1996             2004                    400                *
Macon C. Putney                     67             1977             2004                 45,074(4)            2.2
Harry W. Garrett, Jr.               66             1970             2005                 42,235(4)            2.1
Harold K. Neal                      65             1972             2005                121,642(4)            5.9

Executive Officer Who Is Not A Director
Russell E. Millner                                                                       31,938               1.6
All directors and named
executive officers as a
group (12 persons)                                                                      428,612              20.1

---------------
(1)  At September 30, 2002.
(2) Refers to the year the individual first became a director of the Savings Bank. All directors of the Savings Bank (except Ms. Allman and Mr. Powell) became directors of the Company when it was incorporated in March 1994.
(3) The share amounts include the following number of shares of Common Stock that such individuals may acquire through the exercise of stock options within 60 days of the record date: George N. Cooper, 5,768; William P. Pickett, 10,768; Hugh H. Bond, 8,268; Macon C. Putney, 7,268; Harry W. Garrett, Jr., 7,768; and Harold K. Neal, 56,818. Ms. Allman's and Messrs. Powell's and Millner's shares include no shares that may be acquired by stock options. All stock options are fully vested.
(4) Excludes 139,098 shares of Common Stock held by the ESOP of the Savings Bank for which such individuals serve as either a member of the ESOP
     Committee and/or as an ESOP Trustee and exercise shared voting and investment power. All such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. See "Principal Holders."
*    Less than 1% of outstanding shares of Common Stock.

Biographical Information

         Set forth below is certain information with respect to the directors including each director, nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years except Ms. Allman who was appointed to the board in 2000.

Nominees:

         Jennie T. Allman is President of Ivy Hill Golf Club, Inc. Prior to this position, Mrs. Allman was a high school teacher in Bedford County. She was later employed by IBM and Norfolk Southern. She has served as chairman of the Bedford County School Board and is currently serving on the Business Industry Council at Radford University.

         George N. Cooper retired as an insurance agent of State Farm Insurance Companies in January 1994 after 38 years of service. He is a Shriner and past Master of the Bedford Masonic Lodge in Moneta, Virginia, and is involved in many community and civic activities. He is a former Chairman of the Bedford County Industrial Development Authority and currently serves as Vice Chairman of the board of directors of the Moneta Medical Center.

         William P. Pickett has been the Executive Director of the Elks National Home since 1985. Mr. Pickett is a Past President of the Bedford Chapter of the American Red Cross and a past member of the boards of directors of the Bedford Area Chamber of Commerce, Bedford Main Street, Inc., the Library Advisory Council and was a member of the Governor's Task Force regarding Homes for Adults Legislation. He currently serves on the Board of Directors of Carilion Bedford Memorial Hospital and the Bedford Life Saving Crew. He is also a member of the Advisory Committee of the Bedford County School of Practical Nursing and the City Industrial Development Authority.

The Board of Directors Unanimously Recommends A Vote "FOR" The Election Of The Above Nominees For Directors.

 Continuing Directors:

         Hugh H. Bond served as President of the Savings Bank from 1970 to 1996. On October 16, 1996, Mr. Bond was appointed Chairman of the Board. Mr. Bond has been associated with Scott & Bond, Inc., an independent insurance and real estate firm for over forty years and served as the firm's President and CEO until September 1994, at which time he sold his interest in the corporation. Mr. Bond currently serves as an Associate Real Estate Broker with Scott & Bond, Inc.

         William T. Powell, CPA, retired in 1997 as a CPA and a partner in the Lynchburg office of Cherry, Bekaert & Holland, L.L.P., a regional firm of public accountants and consultants, where he had worked principally with financial institutions. He is a member of various state and national professional associations, with five years service on the American Institute of CPA's Committee on Savings and Loan Accounting and Auditing. He is a past president of the Virginia society for CPA's Committee on Financial Institutions, the Lynchburg Chapter of the Institute of Management Accountants, and the Lynchburg Host Lions Club.

         Macon C. Putney is an attorney and has been engaged in general practice with the law firm of Putney & Putney since 1962. He is a member of the Bedford County and Virginia State Bar Associations. Mr. Putney is active in the Bedford Baptist Church and is a former member of the Zoning Appeals Board for the City of Bedford.

         Harry W. Garrett, Jr. is an attorney with the law firm of Garrett & Garrett. He was admitted to the Bar in 1961 at which time he began to practice in Bedford, Virginia. He is currently a member and past President of the Bedford County Bar Association and a member of the Virginia and American Bar

Associations, Virginia Trial Lawyers Association and American Board of Trial Advocates. Mr. Garrett served as Commonwealth's Attorney for Bedford County from 1968-1979. He has been active in community and civic organizations and is a past President of the Bedford Lions Club.

         Harold K. Neal was employed by the Savings Bank in 1971 as Executive Vice President and Chief Executive Officer. Mr. Neal became President on October 16, 1996. Prior to joining Bedford Federal, Mr. Neal was employed with First Federal Savings Bank in Lynchburg, Virginia for 13 years. He is a past Chairman of the Board of Governors of the Virginia League of Savings Institutions and has served three terms on the board of directors and the executive committee of the America's Community Bankers. He is a past member of the board of directors and executive committee of the Virginia Bankers Association. Mr. Neal is active in various community and civic affairs. Past directorships include the Bedford Area YMCA, which he helped organize, Bedford Memorial Hospital, Bedford Centertown Association, Bedford Country Club, the Lynchburg Home Builders Association and the Bedford Chapter of the American Heart Association, and the Bedford Community Health Foundation.

Named Executive Officer Who Is Not A Director

         Russell E. Millner is Vice President of the Company and Savings Bank. Mr. Millner's current responsibilities include overseeing the Savings Bank's lending departments and branch operations.

Other Executive Officers Who Are Not Directors

         James W. Smith, 57, is Vice President of the Company and Vice President, Treasurer, and Chief Financial Officer of the Savings Bank.

         Nancy T. Snyder, 40, was appointed Vice President of the Company and the Savings Bank in September 1999. Ms. Snyder is also Corporate Secretary of the Company and has been employed by the Savings Bank since 1987. She is a current member of the board of directors of the Bedford Area Chamber of Commerce, past President and Treasurer of the Bedford Junior Women's Club, past president of the local chapter of the Institute for Financial Education, and is active in various community and civic affairs.

         Michael G. Trussell, 53, is Vice President of the Company and the Savings Bank. Prior to joining the Savings Bank, Mr. Trussell served as Vice President and Assistant Director of Investor Relations for a regional bank holding company. His current responsibilities include management and regulatory reporting, information technology and other duties related to the Savings Bank's operations. Mr. Trussell is a past member of the board of directors of the Bedford Area Chamber of Commerce and is active in various community organizations.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. All committees act for both the Company and Savings Bank. During the fiscal year ended September 30, 2002, the Board of Directors held a total of 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2002, the Board of Directors had a Nominating Committee, a Personnel Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if fewer than 21 days notice of the meeting is given to stockholders, such written notice shall be received not later than the tenth day following the day on which notice of the meeting was mailed to stockholders. In addition, stockholder nominations must meet other applicable criteria as set forth in the Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2002 fiscal year.

         The Personnel Committee is comprised of Directors Garrett, Cooper, Powell, and Putney. This standing committee establishes the Savings Bank's salary budget, director and committee member fees, and employee benefits provided by the Savings Bank for approval by the Board. The Personnel Committee met three times during the 2002 fiscal year.

         The Audit Committee is comprised of Directors Bond, Cooper, Pickett, Putney and Powell. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for Nasdaq Stock Market. The Board of Directors has adopted a written audit committee charter. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met five times during the 2002 fiscal year.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended September 30, 2002 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Public Accountant.

         The Audit Committee discussed with BDO Seidman, LLP ("BDO Seidman"), the Company's independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from BDO Seidman required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with BDO Seidman its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee:

           William T. Powell, Chairman
           Hugh H. Bond
           George N. Cooper
           Macon C. Putney
           William P. Pickett

Audit Fees

         The aggregate fees billed by BDO Seidman for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB were approximately $55,000.

Financial Information Systems Design and Implementation Fees

         For the 2002 fiscal year, there were no professional services rendered to the Company and its consolidated subsidiary by BDO Seidman for financial information systems design and implementation.


All Other Fees

         There were no other fees billed by BDO Seidman to the Company and its consolidated subsidiary other than those covered under "Audit Fees."

--------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors for meetings held immediately preceding or following a Board of Directors meeting of the Savings Bank. Directors are paid $250 per meeting attended for meetings held on days that the Savings Bank's board does not meet. Chairman Bond is paid $800 per meeting of the Board of Directors of the Savings Bank attended and all other directors are paid $600 per meeting attended. Non-employee committee members are paid $100 per meeting attended. Aggregate director fees paid during fiscal 2002 totaled approximately $68,000. Additionally, at September 30, 2002, each director received the following fees under the Savings Bank's incentive plan:
Jennie T. Allman - $2,250, Hugh H. Bond - $2,650, George N. Cooper, Sr. - $2,475, Harry W. Garrett, Jr. - $2,650, Harold K. Neal - $2,650, William P. Pickett - $2,650, William T. Powell - $2,250, and Macon C. Putney - $2,650. Such fees were based upon certain incentive goals of the Savings Bank.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Company's executive officers for the three years ended September 30, 2002. No other executive officer of the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Company or the Savings Bank in the aggregate.

                                             Annual Compensation
Name and                                              Other Annual       All Other
Principal Position     Year  Salary($)  Bonus($)   Compensation($)(1)  Compensation($)
------------------     ----  ---------  --------   ------------------  ---------------
Harold K. Neal         2002   140,000     3,400          7,200              31,633(2)
  President and Chief  2001   132,000     1,321          7,450              33,478
  Executive Officer    2000   126,000       750          8,700              32,662

Russell E. Millner     2002   106,500     3,400            --               20,912(3)
  Vice President       2001   100,000     1,225            --               24,327
                       2000    93,980       750            --               24,492

------------------
(1)  Consist of board of directors fees.
(2) Represents employer contributions to the Savings Bank's 401(k) Savings Plan and Money Purchase Plan of $2,882 and $9,403, respectively. Also includes 2,223 shares of Common Stock allocated under the ESOP at $10 per share ($22,230). At September 30, 2002, the ESOP shares had a fair market value of $34,701.
(3) Represents employer contributions to the Savings Bank's 401(k) Savings Plan and Money Purchase Plan of $2,210 and $6,202, respectively. Also includes 1,471 shares allocated under the ESOP at $10 per share ($14,710). At September 30, 2002, the ESOP shares had a fair market value of $22,962.

         Employment Agreement. The Savings Bank has entered into employment agreements with Harold K. Neal and Russell E. Millner. The employment agreement for Mr. Neal has a term of three years and may be terminable by the Savings Bank for "just cause" as defined in the agreement. Mr. Millner's agreement has a term of 24 months. If the Savings Bank terminates Messrs. Neal and Millner without just cause, Messrs. Neal and Millner will be entitled to a continuation of their salary from the date of termination through the remaining term of the agreement. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Savings Bank, Mr. Neal will be paid a lump sum amount equal to 2.999 times his average five year taxable compensation. Upon termination of employment of Mr. Millner following a Change in Control, he would receive severance equal to the number of years of service with the Bank times his average monthly compensation. In the event of a change in control at September 30, 2002, Messrs. Neal and Millner would have been entitled to a lump sum payment of approximately $491,000 and $199,000, respectively.

Stock Awards

         The following table sets forth information with respect to options to purchase the Common Stock granted to the executive officers and held by them as of September 30, 2002. The Company has not granted the executive officers any stock appreciation rights.

                                Option Exercises and Fiscal Year End Value Table
                                ------------------------------------------------
                                                                Number of Securities
                                                                     Underlying               Value of Unexercised
                                                                Unexercised Options           In-the-Money Options
                       Shares Acquired          Value               at FY-End(#)                at FY-End ($)(3)
Name                  on Exercise(#)(1)     Realized($)(2)   Exercisable/Unexercisable     Exercisable/Unexercisable
----                  -----------------     --------------   -------------------------     -------------------------
Harold K. Neal              6,000               84,000             56,818 / --                  579,430 / --
Russell E. Millner          5,321               88,541                 -- / --                       -- / --

----------------
(1) In a stock for stock exchange, Messrs. Neal and Millner received net shares of 3,642 and 3,562, respectively.
(2) For Messrs. Neal and Millner, the information is based on the exercise prices of $14.00 and $16.64, respectively.
(3) Based upon an exercise price of $5.50 per share and the closing price of $15.61 at September 30, 2002.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Savings Bank, like many financial institutions, has followed a policy of granting various types of loans to officers and directors. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
   PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         BDO Seidman was the Company's independent public accountants for the 2002 fiscal year. The Board of Directors has appointed BDO Seidman to be its independent public accountants for the fiscal year ending September 30, 2003, subject to ratification by the Company's stockholders. A representative of BDO Seidman is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2003 FISCAL YEAR.

--------------------------------------------------------------------------------
                    2004 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary of the Company at its offices at 125 W. Main Street, Bedford, Virginia 24523, on or before August 23, 2003. Under the Company's Articles of Incorporation, stockholder proposals not included in the Company's 2004 proxy statement, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above by November 22, 2003. In addition, stockholder proposals must meet other applicable criteria set forth in the Articles of Incorporation of the Company in order to be considered at the 2004 annual meeting.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, BEDFORD BANCSHARES, INC., 125
W. MAIN STREET, BEDFORD, VIRGINIA 24523.



                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/Nancy T. Snyder
                                 -----------------------------------------------
                                 Nancy T. Snyder
                                 Corporate Secretary


Bedford, Virginia
December 23, 2002

APPENDIX

--------------------------------------------------------------------------------
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
                         ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
                                JANUARY 22, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Bedford Bancshares, Inc. ("Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia 24523 on Wednesday, January 22, 2003, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                          FOR  WITHHELD
                                                          ---  --------

1. The election as director of the nominees,
   listed below:                                          |_|     |_|

   Jennie T. Allman
   George N. Cooper
   William P. Pickett


INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------
nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                          FOR  AGAINST   ABSTAIN
                                                          ---  -------   -------

2. The ratification of BDO Seidman, LLP
   as independent public accountants of the Corporation
   for the fiscal year ending September 30, 2003.         |_|    |_|       |_|

   The Board of Directors recommends a vote "FOR" the above propositions.
                                             ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Corporation of his or her decision to terminate this proxy.

         Prior to the execution of this proxy, the undersigned acknowledges receipt from the Corporation of a Notice of the Meeting, a Proxy Statement dated December 23, 2002, and a 2002 Annual Report.



Dated: __________________, ____     |_|  Please check here if you plan to attend
                                         the Meeting.


-----------------------------------      ---------------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


-----------------------------------      ---------------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------